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                                                                  EXHIBIT 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report included in Hutchinson Technology Incorporated and Subsidiaries' Form 10-K for the year ended September 28, 1997 and to all references to our Firm included in this registration statement.

                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
April 10, 1998